SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 17, 2002

AdvancePCS

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21447 (Commission File Number)	75-2493381 (IRS Employer Identification No.)

750 West John Carpenter Freeway, Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 524-4700

Item 5. Other Events.

     AdvancePCS (the “Company”) held its 2002 Annual Meeting of Stockholders on September 17, 2002. Detailed information regarding the proposals considered by the stockholders is contained in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 29, 2002. At the meeting, the stockholders considered and approved the proposals described below.

1.	The Class A stockholders elected David D. Halbert as a Class A director and Michael D. Ware as a Class C director, and the Class B-1 stockholder elected Ramsey A Frank as a Class B-1 director. All were elected to serve as directors until the Company’s Annual Meeting of Stockholders in 2005.

2.	The AdvancePCS Employee Stock Purchase Plan was approved. A copy of the AdvancePCS Employee Stock Purchase Plan is attached hereto as Exhibit 99.1.

3.	The Company’s Amended and Restated Corporate Officer Incentive Plan was approved. A copy of the Amended and Restated Corporate Officer Incentive Plan is attached hereto as Exhibit 99.2.

4.	PricewaterhouseCoopers LLP was ratified as the Company’s independent public accountants for the fiscal year ending March 31, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibits.

     The following Exhibits are filed herewith:

Exhibit No.	Exhibit

99.1	AdvancePCS Employee Stock Purchase Plan.
99.2	Amended and Restated Corporate Officer Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date: September 19, 2002	By: Name: Title:	/s/ David D. Halbert David D. Halbert Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	AdvancePCS Employee Stock Purchase Plan.
99.2	Amended and Restated Corporate Officer Incentive Plan.